                                                                   EXHIBIT 10(d)


                          COTTER & COMPANY EMPLOYEES'

                     SAVINGS AND COMPENSATION DEFERRAL PLAN

               (As Amended and Restated Effective April 1, 1994)





                            McDermott, Will & Emery
                               Chicago, Illinois

                             C E R T I F I C A T E



        I, Kerry J. Kirby, Secretary of COTTER & COMPANY, hereby certify that the attached is a full, true and complete copy of the COTTER & COMPANY EMPLOYEES' SAVINGS AND COMPENSATION DEFERRAL PLAN, as in effect on the date hereof.

         Dated this 20th day of June, 1994


                                        /s/ KERRY J. KIRBY
                                   -----------------------------
                                       Secretary as Aforesaid

                                          (Corporate Seal)

                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----
SECTION 1                                                                                                        1
         Introduction                                                                                            1
                 Purpose                                                                                         1
                 Effective Date, Plan Year                                                                       1
                 Employers                                                                                       2
                 Plan Administration                                                                             2
                 Trustee, Trust Agreement, Trust Fund                                                            2
                 Examination of Plan Documents                                                                   2
                 Notices                                                                                         3
                 Gender and Number                                                                               3

SECTION 2                                                                                                        4
         Eligibility and Participation                                                                           4
                 Eligibility                                                                                     4
                 Continuity of Employment                                                                        5
                 Leave of Absence                                                                                7
                 Reemployed Former Participant                                                                   8

SECTION 3                                                                                                        9
         Income Deferral Contributions                                                                           9
                 Income Deferral Contributions                                                                   9
                 Compensation and Adjusted Compensation                                                         10
                 Limitations on Income Deferrals for Highly Compensated                                         11
                 Highly Compensated Participants                                                                14

SECTION 4                                                                                                       16
         Participant Contributions                                                                              16

SECTION 5                                                                                                       17
         Employer Contributions                                                                                 17
                 Matching Employer Contributions                                                                17
                 Limitations on Employer Contributions                                                          17
                 Limitations on Matching Employer Contributions                                                 18
                 Verification of Employer Contributions                                                         21
                 No Interest in Employers                                                                       21

SECTION 6                                                                                                       23
         Period of Participation                                                                                23
                 Termination Date                                                                               23
                 Restricted Participation                                                                       24

SECTION 7                                                                                                       26
         Accounting                                                                                             26
                 Separate Accounts                                                                              26
                 Accounting Dates                                                                               27

                                                                                                              PAGE
                                                                                                              ----
                 Employer Contributions Considered Made on Last Day of Plan Year                                27
                 Adjustment of Participants' Accounts                                                           28
                 Allocation of Matching Employer Contributions and Forfeitures                                  29
                 Statement of Accounts                                                                          29
                 Contribution Limitations                                                                       30
                 Investment Funds                                                                               32
                 Transition Rules                                                                               35

SECTION 8                                                                                                       36
         Payment of Account Balances                                                                            36
                 Retirement, Disability or Death                                                                36
                 Resignation or Dismissal                                                                       36
                 Forfeitures                                                                                    37
                 Manner of Distribution                                                                         38
                 Commencement of Distributions                                                                  40
                 Designation of Beneficiary                                                                     41
                 Missing Participants or Beneficiaries                                                          42
                 Facility of Payment                                                                            44
                 Direct Transfer of Eligible Rollover Distributions                                             44
                 Distribution to Alternate Payees                                                               45

SECTION 9                                                                                                       46
         Loans and Withdrawals                                                                                  46
                 Loans to Participants                                                                          46
                 Withdrawal of Participant Contributions                                                        48
                 Withdrawal of Income Deferral Contributions                                                    48
                 Withdrawals After Age 59-1/2                                                                   50

SECTION 10                                                                                                      51
         Prior Plan Accounts                                                                                    51

SECTION 11                                                                                                      52
         The Committee                                                                                          52
                 Membership                                                                                     52
                 Committee's General Powers, Rights and Duties                                                  52
                 Manner of Action                                                                               53
                 Interested Committee Member                                                                    54
                 Resignation or Removal of Committee Members                                                    54
                 Committee Expenses                                                                             55
                 Information Required by Committee                                                              55
                 Uniform Rules                                                                                  55
                 Review of Benefit Determinations                                                               55
                 Committee's Decision Final                                                                     56

                                                                                                              PAGE
                                                                                                              ----
SECTION 12                                                                                                      57
         General Provisions                                                                                     57
                 Additional Employers                                                                           57
                 Action by Employers                                                                            57
                 Waiver of Notice                                                                               57
                 Controlling Law                                                                                57
                 Employment Rights                                                                              57
                 Litigation by Participants                                                                     58
                 Interests Not Transferable                                                                     58
                 Absence of Guaranty                                                                            58
                 Evidence                                                                                       59
                 Leased Employees                                                                               59

SECTION 13                                                                                                      60
         Amendment and Termination                                                                              60
                 Amendment                                                                                      60
                 Termination                                                                                    60
                 Reorganizations                                                                                61
                 Vesting and Distribution on Termination                                                        61
                 Notice of Amendment or Termination                                                             62
                 Plan Merger, Consolidation, Etc                                                                62

SECTION 14                                                                                                      63
         Top-Heavy Rules                                                                                        63
                 Purpose and Effect                                                                             63
                 Top-Heavy Plan                                                                                 63
                 Key Employee                                                                                   64
                 Aggregated Plans                                                                               65
                 Minimum Contributions                                                                          65
                 Minimum Vesting                                                                                66
                 No Duplication of Benefits                                                                     66
                 Adjustment of Combined Benefit Limitations                                                     67

SUPPLEMENT A                                                                                                     1

                          COTTER & COMPANY EMPLOYEES'
                     SAVINGS AND COMPENSATION DEFERRAL PLAN

               (As Amended and Restated Effective April 1, 1994)


                                   SECTION 1

                                  Introduction


                 1.1. Purpose. COTTER & COMPANY EMPLOYEES' SAVINGS AND COMPENSATION DEFERRAL PLAN (the "plan") is maintained by COTTER & COMPANY (the "company") for eligible employees of the company and the eligible employees of any other United States subsidiary of the company which adopts the plan, with the consent of the company. The purpose of the plan is to provide for the accumulation of funds from both employer and elective income deferral contributions in order to provide retirement income to participants when they retire from the employ of the employers, thereby providing for their future financial security. The plan is designed as a qualified profit sharing plan under the provisions of Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended (the "Code").

                 1.2. Effective Date, Plan Year. The plan was originally established effective January 1, 1976, and was last amended and restated effective January 1, 1989. The "effective date" of the plan as set forth below
is April 1, 1994.   A "plan year" means each calendar year.

                 1.3. Employers. The company and any United States subsidiary of the company which adopts the plan and trust with the consent of the company are sometimes referred to hereinafter collectively as the "employers" and individually as an "employer."

                 1.4. Plan Administration. The plan will be administered by a committee (the "committee") appointed by the company, as described in Section
11. Participants will be notified of the identity of the committee members and of any change in the membership of such committee.

                 1.5. Trustee, Trust Agreement, Trust Fund. Funds contributed by the employers and participants under the plan will be held and invested in a trust fund, until distributed, by a trustee (the "trustee") appointed by the company. The trustee will act under a trust agreement between the employers and the trustee. Participants will be notified of the identity of the trustee, and of any change in trustee.

                 1.6. Examination of Plan Documents. Copies of the plan and trust agreement, and any amendments thereto, will be made available at the principal office of each employer where they may be examined by any participant or beneficiary entitled to receive benefits under the plan. The provisions of and benefits under the plan are subject to the terms and provisions of the trust agreement.

                 1.7. Notices. Any notice or document required to be given to or filed with the committee shall be considered as given or filed if delivered or mailed by registered mail, postage prepaid, addressed as follows:

                          Retirement Committee
                          Cotter & Company
                          2740 North Clybourn Avenue
                          Chicago, Illinois  60614
                          Attention: Mr. D. T. Burns


                 1.8. Gender and Number. Words in the masculine gender shall include the feminine and neuter genders and, where the context admits, the plural shall include the singular, and the singular shall include the plural.

                                   SECTION 2
                         Eligibility and Participation

                 2.1. Eligibility. Subject to the conditions and limitations of the plan, each employee of an employer who was an active participant in the plan immediately prior to the effective date will continue to participate in this plan on and after the effective date. Each other employee of an employer will become eligible to participate in the plan on the date he meets both of the following requirements:

                 (a) He is a member of a group of employees to whom the plan has been and continues to be extended by his employer, either unilaterally or through collective bargaining as described in Supplement A of the plan.

                 (b) He has completed one year of continuous employment (as defined in subsection 2.2).

Each employee will be notified of the date on which he is eligible to become a participant in the plan and will be furnished with a summary plan description in accordance with governmental rules and regulations. An employee who would be eligible to participate in the plan except for the requirements of subparagraph 2.1(a) will be eligible to become a participant on the date he satisfies the conditions for participation under such subparagraph and will be eligible to make income deferral contributions (as defined in subsection 3.1) on the first payment date (i.e., a date on which regular salary or compensation payments are made to employees of an employer) coincident with or next following the date he satisfies such conditions.

                 2.2. Continuity of Employment. In determining an employee's or participant's continuity of employment, the following rules shall apply:

                 (a) An employee's or participant's continuous employment will be computed in terms of full and fractional years of continuous employment, with fractional years computed in completed days of employment, commencing on the date an employee is first employed by an employer (i.e., the date he first completes an hour of service) or, if he has incurred a one-year break in employment (as defined in subparagraph (g) below), the date of his reemployment (i.e., the date he first completes an hour of service upon reemployment).

                 (b) A leave of absence (as defined in subsection 2.3) will not interrupt continuity of employment for purposes of the plan.

                 (c) A period of concurrent employment with two or more employers will be considered as employment with one employer during that period and, to the extent provided by the company in a written agreement, an employee's employment with any predecessor to an employer will be considered as employment with that employer.

                 (d) The termination of any employee's employment with one employer will not interrupt the continuity of his employment or participation if, concurrently with or immediately after such termination, he is employed by one or more other employers.

                 (e) If a former employee of the employers is reemployed by an employer before he has incurred a one-year break in employment (as defined in subparagraph (g) below), his employment with the employers will not be deemed to have terminated.

                 (f) A period of employment with a controlled group member which is not an employer will be considered a period of employment with an employer for purposes of determining years and days of continuous employment. A "controlled group member" means any corporation or other trade or business which is under common control with an employer within the meaning of Sections 414(b), 414(c) and 414(m) of the Code.

                 (g) In determining continuous employment for an employee or participant who incurs a one-year break in employment and is reemployed by an employer or controlled group member, continuous employment (both before and after such one-year break in employment) will be taken into account for plan purposes upon his reemployment, except as follows:

                                  If a former employee of the employers who is not vested with respect to any portion of his deferral account or employer account is reemployed by an employer or controlled group member after he has incurred five consecutive one-year breaks in employment, his period of continuous employment with the employers or controlled group members prior to such five consecutive one-year breaks in employment shall be disregarded for purposes of determining the vested portion of his employer contribution upon his reemployment if the consecutive number of his one-year breaks in service equal or exceed his years of continuous employment. In no event shall a period of continuous employment after an employee has incurred five consecutive one-year breaks in employment be taken into account in determining the vested portion of his employer account attributable to employment prior to such five-year break in service.

                          A "one-year break in employment" will be deemed to have occurred for each 12-month period commencing on the date of an employee's termination of employment, and on each anniversary thereof, during which such employee is not employed by an employer or controlled group member. In the case of a maternity or paternity absence (as defined below), the 12-month period beginning on the first day of such absence and the first anniversary thereof shall not constitute one-year breaks in service. A "maternity or paternity absence" means an employee's absence from work because of the pregnancy of the employee or birth of a child of the employee, the placement of a child with the employee in connection with adoption, or for purposes of caring for the child immediately following such birth or placement.

An "hour of service" means each hour for which an employee is directly or indirectly paid, or entitled to payment, by an employer for the performance of duties, determined in accordance with Department of Labor Reg. Sec. 2530.200b-2. A "year of continuous employment" means 365 days of continuous employment under this subsection.

                 2.3. Leave of Absence. A leave of absence will not interrupt continuity of employment or participation in the plan. A "leave of absence" for plan purposes means a leave of absence required by law or granted by an employer on account of service in military or governmental branches described in any applicable statute granting reemployment rights to employees who entered such branches, or any other military or governmental branch designated by the employers, and also means any other absence from active employment with an employer under conditions which are not treated by the employer as a termination of employment including, but not limited to, vacations, holidays, maternity, illness, incapacity or jury duty. Leaves of absence will be governed by rules uniformly applied to all employees similarly situated. If an employee or participant does not return to work with an employer or controlled group member on or before termination of a leave of absence, he will be considered to have resigned on the date his last leave ended unless his employment actually terminated prior to the expiration of such leave.

                 2.4. Reemployed Former Participant. If a former participant in the plan who has completed the requirements of subparagraph 2.1(b) is reemployed by an employer after incurring a one-year break in employment, he will again become a participant in the plan on the date he meets the requirements of subparagraphs 2.1(a) and (b) and will be eligible to make income deferral contributions under subsection 3.1 on the first payment date coincident with or next following the date he again becomes a participant, or as soon as administratively feasible thereafter.

                                   SECTION 3
                         Income Deferral Contributions

                 3.1. Income Deferral Contributions. Subject to the limitations of the plan, by writing filed with the committee, a participant may defer payment of a percentage (in increments of one percent) of his compensation ("income deferral contributions"), not exceeding ten percent (10%) thereof, by electing to have such percentage withheld from his compensation and contributed to the plan on his behalf by his employer. No participant may elect to make income deferral contributions for any calendar year in excess of $9,240 (or such other amount as determined for the applicable year pursuant to Section 402(g)(5) of the Code). If income deferral contributions in excess of the amount specified in the preceding sentence are contributed on behalf of any participant for any calendar year, such "excess deferrals" shall be distributed to that participant in accordance with subsection 3.3. The amounts withheld from a participant's compensation pursuant to the participant's election shall be contributed to the plan by the participant's employer and credited to his deferral account as soon as practicable after being withheld but, in any event, not later than 30 days following the end of the pay period for which such contributions are made. A participant may elect to change the rate of his deferrals by filing a new election in accordance with procedures determined by the committee. A participant may elect to suspend contributions at any time during a plan year. Any participant who suspends making contributions may again resume making contributions on the next payment date in accordance with procedures established by the committee. Each election under this subsection shall be made at such time and in accordance with such rules as the committee shall determine, pursuant to one of the following methods: (i) in writing, by filing a written election form specified by the committee, (ii) by telephone (to the extent permitted by law), through a telephone system designated by the committee for this purpose, or
(iii) by any other method (to the extent permitted by law) designated by the committee for this purpose.

                 3.2. Compensation and Adjusted Compensation. A participant's "compensation" for any plan year means the total cash compensation (including commissions, bonuses (other than sign-on bonuses), overtime pay, sick pay, vacation pay and holiday pay) paid to him by the employers during that plan year for services rendered to the employers as an employee and the amount of any income deferral contributions made for such year under subsection 3.1., but excluding severance pay, moving or relocation allowances or bonuses, tuition reimbursements, auto or travel expense allowances or bonuses, any other extraordinary remuneration paid during the period such participant is an active participant making contributions to the plan, and, effective January 1, 1994, excluding compensation in excess of

$150,000 (or such other amount as permitted in regulations issued by the Secretary of the Treasury pursuant to Section 401(a)(17) of the Code).

                 3.3. Limitations on Income Deferrals for Highly Compensated. In no event shall the actual deferral percentage (as defined below) of the highly compensated participants (as defined in subsection 3.4) for any plan year exceed the greater of:

                 (a) the actual deferral percentage of all other participants for such plan year multiplied by 1.25; or

                 (b) the actual deferral percentage of all other participants for such plan year multiplied by 2.00; provided that the actual deferral percentage of the highly compensated participants does not exceed that of all other participants by more than 2 percentage points.

The "actual deferral percentage" of a group of participants for a plan year means the average of the ratios (determined separately for each participant in such group) of A to B where A equals the income deferral contributions credited to each such participant's deferral account for each plan year and B equals the participant's "compensation" for such plan year. For purposes of this subsection, the term "compensation" shall mean compensation as defined in
Section 415(c)(3) of the Code, including income deferral contributions and elective contributions made pursuant to Section 125 of the Code. The committee shall determine from time to time based on the income deferral elections then on file with the committee whether the foregoing limitations will be satisfied and, to the extent necessary to insure compliance with such limitation, shall reduce, on an individual-by-individual basis, for each highly compensated participant who is exceeding such deferral percentage the applicable percentage of income deferral contributions to be withheld for such highly compensated participant beginning with the highly compensated participant with the highest deferral percentage first and then reducing the applicable percentage for each subsequent highly compensated participant until such excess contributions are eliminated. In addition, if at any time a portion of the income deferrals withheld from a highly compensated participant's compensation cannot be credited to his deferral account because the limitations described above would be applicable, such amounts will not be considered contributions under subsection 3.1 and the amount of such excess contributions (and any income allocable to such contributions) will be distributed to such highly compensated participant no later than two and one-half (2-1/2) months after the close of the plan year for which such excess contribution was made. Similarly, if a portion of the income deferrals withheld from a participant's compensation cannot be credited to his deferral account because the limitation described in subsection 3.1 would be applicable, such excess deferrals will not be considered contributions under subsection 3.1 and the amount of such excess deferrals (and any income allocable to such deferrals) will be distributed to such participant no later than two and one-half (2-1/2) months after the close of the plan year for which such excess deferrals were made. For purposes of determining the amount of any income for a plan year attributable to any excess deferrals or any excess contributions by a highly compensated participant to be returned to such participant, such amount may be determined either (a) under any reasonable and nondiscriminatory method used by the plan for allocating income to participants accounts, or (b) under the following formula:

                 (i) first, the value of his deferral account as of the beginning of the plan year and as of the last day of the plan year shall be determined.

                 (ii) next, the gain or loss on such deferral account shall be determined after first reducing the difference between the balance of the account as at the end of the year and the balance as at the beginning of the year by income deferral contributions made for such year.

                 (iii) finally, the amount calculated under paragraph (ii) shall be multiplied by a fraction the numerator of which is the excess income deferral contributions made by the participant for such year and the denominator of which is such participant's deferral account as of the last day of such year, reduced by the amount of any gain for such year and increased by the amount of any loss for such year.

The actual deferral percentage of a highly compensated participant to whom the family attribution rules described in subsection 3.4 apply shall be the actual deferral ratio obtained by aggregating the income deferral contributions and compensation of all family members who are participants. Any excess income deferral contributions attributable to family members will be allocated to each such family member in the ratio of such family member's contribution to the total contribution by all family members. For purposes of this subsection, certain former employees (as determined under Section 414(q)(9) of the Code) shall be treated as employees for purposes of determining highly compensated participants.

                 3.4. Highly Compensated Participants. For purposes of subsections 3.3 and 5.3 of the plan, a "highly compensated participant" means any participant who, during the current or immediately preceding plan year:

                 (a) was a 5 percent owner of an employer or controlled group member;

                 (b) received annual compensation from an employer and/or controlled group member of more than $99,000 (or such other amount as determined under Section 414(q)(1) for a plan year);

                 (c) received annual compensation from an employer and/or controlled group member of more than $66,000 (or such other amount as determined under Section 414(q)(1) for a plan year) and was in the top-paid 20% of the employees (excluding those employees excludable under Section 414(q)(8) of the Code); or

                 (d) was an officer of an employer and/or control led group member receiving annual compensation greater than 50% of the limitation in effect under Section 415(b)(1)(A) of the Internal Revenue Code; provided, that for purposes of this subparagraph (d), no more than 50 employees (excluding those employees excludable under Section 414(q)(8) of the Code) of the employer (or if lesser, the greater of 3 employees or 10 percent of such employees) shall be treated as officers.

A participant who is not a highly compensated participant under (b), (c) or (d) above for the immediately preceding year will not be considered a highly compensated participant for the current plan year under (b), (c) or (d) unless such participant is included within the group of the 100 highest paid employees of the employer and controlled group members for such current year. If any participant is a family member of a highly compensated participant who is either a 5 percent owner or one of the ten most highly compensated participants with respect to any plan year, that participant shall not be treated as a separate participant for purposes of this subsection and such individual's compensation will be treated as if paid to such highly compensated participant; provided that, a "family member" of a highly compensated participant means such participant's spouse, lineal ascendants or descendants and the spouses of such lineal ascendants or descendants. For purposes of this subsection, "compensation" shall be defined as provided in subsection 3.3 of the plan.

                                   SECTION 4
                           Participant Contributions

                 Effective as of July 1, 1992, no further participant contributions (after-tax contributions made by participants) were permitted to be made under the plan. Participant contributions made prior to July 1, 1992, were subject to the limitations described in subsections 5.3 and 7.7 of the plan, and were aggregated with matching employer contributions for purposes of calculating those limitations, substituting the phrase "matching employer contributions and participant contributions" for the phrase "matching employer contributions" where appropriate.

                                   SECTION 5
                             Employer Contributions

                 5.1. Matching Employer Contributions. Subject to the limitations of the plan, for any plan year each employer may contribute to the trustee as the "matching employer contribution" such amount as the employer may determine and direct. Such contribution may, but need not, be made for a participant in an amount equal to seventy-five percent (75%) of the first six percent (6%) of income deferral contributions made on behalf of the participant under subsection 3.1 for such period, reduced by any forfeitures to be credited to such participant's employer account for the last payroll period as provided under subsection 7.5. Each employer's total matching employer contribution under the plan for any plan year shall be due on the last day of that plan year and, if not paid by the end of that year, shall be payable to the trustee as soon as practicable thereafter, without interest, but no later than the time prescribed by law for filing the employer's federal income tax return for such year, including extensions thereof. Matching employer contributions may, but need not, be contributed to the trustee by an employer on a monthly basis.

                 5.2. Limitations on Employer Contributions. Each employer's contributions for or during a plan year under subsection 5.1 shall be made from net income (i.e., its net profits before any federal and state taxes on income) for that plan year, or its accumulated profits (i.e., its net profits after any federal and state taxes on income which have been accumulated and retained in the business), or both, as determined under generally accepted accounting principles and practices. Each employer's contributions for a plan year are conditioned on their deductibility under Section 404 of the Code in that year, shall comply with the contribution limitations set forth in subsection 7.7 and the allocation limitations contained in subsections 3.3 and 5.3, and, unless an employer specifies otherwise, shall not exceed an amount equal to the maximum amount deductible on account thereof by the employer for its fiscal year for purposes of federal taxes on income.

                 5.3 Limitations on Matching Employer Contributions. In no event shall the contribution percentage (as defined below) of the highly compensated participants (as defined in subsection 3.4) for any plan year exceed the greater of:

                 (a) the contribution percentage of all other participants for such plan year multiplied by 1.25; or

                 (b) the contribution percentage of all other participants for such plan year multiplied by 2.00; provided that the contribution percentage of the highly compensated participants does not exceed that of all other participants by more than 2 percentage points.

The "contribution percentage" of a group of participants for a plan year means the average of the ratios (determined sepa-rately for each participant in such group) of A to B where A equals the matching employer contributions under subsection 5.1, if any, credited to such participant's accounts for such plan year and B equals the participant's compensation (as defined in subsection 3.3) for such plan year. The committee shall determine from time to time based on such participant's matching employer contributions whether the foregoing limitations will be satisfied and, to the extent necessary to ensure compliance with such limitation, shall reduce, on an individual-by-individual basis, for each highly compensated participant who is exceeding such contribution percentage, the matching employer contributions to be contributed for such highly compensated participants, beginning with the highly compensated participant with the highest matching employer contributions first and then reducing the applicable percentage for each subsequent highly compensated participant until such contribution percentage satisfies the foregoing test. Effective January 1, 1987, if, because of the foregoing limitations, a portion of the matching employer contributions made on behalf of a highly compensated participant may not be credited to his account for a plan year, such portion and the income thereon (the "excess aggregate contributions"), shall not be considered vested in accordance with subsection
8.2 and shall be treated as a forfeiture in accordance with the provisions of subsection 8.3. The determination of any excess aggregate contributions under this subsection shall be made after determining any excess income deferral contributions under subsection 3.3. Income on such excess aggregate contributions shall be calculated in the same manner as provided in subsection 3.3 except that such calculations shall be made using the participant's employer account balance, matching employer contributions made on his behalf, and the excess aggregate contributions made for such plan year. In the event that both the actual deferral percentage and the contribution percentage do not satisfy the requirements of subparagraphs 3.3(a) and 5.3(a) above, the following additional limitation shall apply to employer matching contributions of highly compensated participants under the plan:
After the appropriate tests under subparagraphs 3.3(a) or (b) above and subparagraphs 5.3(a) or (b) have been made and any excess income deferral contributions have been returned to the participant and any excess employer matching contributions have been forfeited or distributed to the participant, the "Aggregate Limit" test will be applied. The "Aggregate Limit" means the greater of:

         (1)  the sum of:

                 (i) 125 percent of the greater of the actual deferral percentage or the contribution percentage for participants who are not highly compensated participants; and

                 (ii)     the lesser of

                          (A) the actual deferral percentage or the contribution percentage, whichever is smaller, for participants who are not highly compensated participants plus two (2) percentage points or

                          (B) 200 percent of the actual deferral percentage or contribution percentage, whichever is smaller, for participants who are not highly compensated participants; or

         (2)     the sum of:

                 (i) 125 percent of the lesser of the actual deferral percentage or the contribution percentage for participants who are not highly compensated participants; and

                 (ii)     the lesser of

                          (A) the actual deferral percentage or the contribution percentage, whichever is greater, for participants who are not highly compensated participants plus two (2) percentage points, or

                          (B) 200 percent of the actual deferral percentage or contribution percentage, whichever is greater, for participants who are not highly compensated participants.

If the sum of the actual deferral percentage and the contribution percentage for the highly compensated participants exceeds the Aggregate Limit, employer matching contributions will be further reduced until the Aggregate Limit test is satisfied.

                 5.4. Verification of Employer Contributions. A certificate of an independent certified public accountant selected by the employer shall be conclusive on all persons as to the amount of an employer's contributions under the plan for any plan year.

                 5.5. No Interest in Employers. The employers shall have no right, title or interest in the trust fund, nor will any part of the trust fund at any time revert or be repaid to an employer, unless:

                 (a) the Internal Revenue Service determines that the plan does not meet the requirements of Section 401(a) of the Internal Revenue Code of 1986, in which event contributions made to the plan by such employer conditioned upon such qualification shall be returned to the employer within one year after the date notice of such determination is issued to the employer; or

                 (b) a contribution is made by such employer by mistake of fact and such contribution is returned to the employer within one year after payment to the trustee; or

                 (c) a contribution is disallowed as an expense for federal income tax purposes and such contribution (to the extent disallowed) is returned to the employer within one year after the disallowance of the deduction.

The amount of any contribution that may be returned to an employer pursuant to subparagraph (b) or (c) above shall be reduced by any portion thereof previously distributed from the trust fund and by any losses of the trust fund allocable thereto and in no event may the return of such contribution cause any participant's account balances to be less than the amount of such balances had the contribution not been made under the plan.

                                   SECTION 6
                            Period of Participation

                 6.1. Termination Date. A participant's "termination date" will be the date on which his employment with the employers is terminated because of the first to occur of the following:

                 (a) Normal or Late Retirement. The date of the participant's retirement on or after attaining age 65 years (his "normal retirement age"). A participant's right to all account balances shall be nonforfeitable on and after his normal retirement age.

                 (b) Early Retirement. The date of the participant's retirement on or after attaining age 55 years but before attaining age 65 years if the participant has completed three years of continuous employment.

                 (c) Disability. The date the participant terminates employment with all of the employers at any age because of disability (physical or mental). A participant will be considered disabled for purposes of this subparagraph if, on account of a disability, he is entitled to receive disability benefits under the Social Security Act or is entitled to receive disability benefits under the Cotter & Company Long Term Disability Plan. A participant will be considered to have terminated employment with all of the employers for purposes of this subparagraph if he is no longer on the payroll of (and performing services for) any of the employers.

                 (d)      Death.  The date of the participant's death.

                 (e) Resignation or Dismissal. The date the participant resigns or is dismissed from the employ of all of the employers before attaining early or normal retirement and for a reason other than disability or death.

If a participant is transferred from employment with an employer to employment with a controlled group member which is not an employer, his termination date will not be considered to have occurred until his employment with all employers and controlled group members has terminated but his participation in the plan will be restricted as provided in subsection 6.2.

                 6.2. Restricted Participation. If (i) payment of all of a participant's account balances is not made prior to the accounting date next following his termination date, or (ii) a participant transfers to a controlled group member which is not an employer, or (iii) a participant transfers to a group or class of employees who are not eligible to participate in the plan pursuant to the requirements of subparagraph 2.1(a), the participant or his beneficiary will be treated as a participant for all purposes of the plan, except as follows:

                 (a) The participant may not make income deferral contributions and will not share in employer matching contributions and forfeitures (as defined in subsection 8.3) under Section 5 after his termination date, or during any period described in (i), (ii) or
                          (iii) above, except as provided in subsection 7.5.

                 (b) The beneficiary of a deceased participant cannot designate a beneficiary under subsection 8.6.

If such participant subsequently again satisfies the requirements for participation in the plan, he will become an active participant in the plan on the date he satisfies the requirements of subparagraphs 2.1(a) and (b) and will be eligible to make income deferral contributions on that date, or as soon as administratively feasible after that date.

                                   SECTION 7
                                   Accounting

                 7.1. Separate Accounts. The committee will maintain the following accounts in the name of each participant:

                 (a) Deferral Account. If a participant elects to make income deferral contributions under subsection 3.1 of the plan, this account will reflect such contributions and the income, losses, appreciation and depreciation attributable thereto.

                 (b) Savings Account. This account will reflect participant contributions made prior to July 1, 1992, and the income, losses, appreciation and depreciation attributable thereto. Such account will consist of two sub-accounts--one to reflect contributions made prior to January 1, 1987 (and the income, losses, appreciation and depreciation thereon) and the other to reflect contributions made after December 31, 1986 and before July 1, 1992 (and the income, losses, appreciation and depreciation thereon).

                 (c) Employer Account. If a participant has elected to make income deferral contributions under the plan, this account will reflect the matching employer contributions made on behalf of the participant under subsection 5.1 of the plan and certain forfeitures arising under the plan, and the income, losses, appreciation and depreciation attributable thereto. Such account will consist of two sub-accounts--one to reflect matching employer contributions made prior to July 1, 1992 and certain forfeitures arising under the plan, and the income, losses, appreciation and depreciation attributable thereto (known as the "Employer Account 1"), and the other to reflect matching employer contributions made on or after July 1, 1992 and certain forfeitures arising under the plan, and the income, losses, appreciation and deprecia-tion attributable thereto (known as the "Employer Account 2").

                 (d) Rollover Account. If a participant has elected to roll over or transfer amounts from another qualified plan as provided in Section 10, this account will reflect such amounts and the income, losses, appreciation and depreciation attributable thereto.

The committee also may maintain such other accounts (including accounts reflecting amounts invested in any particular investment fund) in the names of participants or otherwise as it considers advisable. Unless the context indicates otherwise, references in the plan to a participant's "accounts" means all accounts maintained in his name under the plan.

                 7.2. Accounting Dates. A "regular accounting date" is the last day of each month, and any other date designated by the committee in its discretion. A "special accounting date" is any date designated as such by the committee and a special accounting date occurring under subsection 13.4. The term "accounting date" includes both a regular accounting date and a special accounting date.

                 7.3. Employer Contributions Considered Made on Last Day of Plan Year. For purposes of this Section 7, each employer's contributions for any plan year under subsection 5.1 will be considered to have been made on the last day of that year, regardless of when paid to the trustee.

                 7.4. Adjustment of Participants' Accounts. As of each accounting date, the committee shall adjust the participants' accounts in the investment funds as follows: charge (or credit) to the proper accounts all withdrawals, distributions, loans or transfers made since the last preceding accounting date that have not been charged (or credited) previously, credit each participant's account with its pro rata share of any increase, or charge the account with its pro rata share of any decrease, in the value of the "adjusted net worth," as defined below, of the investment fund as of that date that has not been credited or charged previously, credit participants' income deferral contributions, if any, that are to be credited to the proper accounts as of that date in accordance with subsection 3.1 that have not been credited previously, and credit matching employer contributions and forfeitures, if any, that are to be credited as of that date in accordance with subsection 7.5 that have not been credited previously. The "adjusted net worth" of an investment fund as at any accounting date means the then net worth of that fund (that is, the fair market value of the fund, less its liabilities other than liabilities to persons entitled to benefits under the plan) as reported to or determined by the trustee, less an amount equal to the sum of the portions of the income deferral contributions and matching employer contributions paid to the trustee which are invested in that fund and which have not been credited to the accounts of participants as of a prior accounting date. Each participant's accounts will reflect the amounts invested in each investment fund or funds established under the plan.

                 7.5. Allocation of Matching Employer Contributions and Forfeitures. Subject to subsection 7.7, each employer's matching employer contribution under subsection 5.1 of the plan will be allocated and credited to the employer accounts of participants in accordance with subsection 5.1. Contributions made in accordance with subsection 5.1 during the plan year to which they relate shall be allocated and credited to participants' accounts as soon as practicable after the end of the month in which such contributions are made, but not later than the time for filing the employer's federal income tax return for such year (including extensions thereof). Contributions made in accordance with subsection 5.1 that are made after the plan year to which they relate shall be allocated and credited to participants' accounts no later than the time for filing the employer's federal income tax return for such year (including extensions thereof). Forfeitures which are used to reduce an employer's matching contribution will be allocated and credited to the employer accounts of participants as of the end of the plan year to which they relate.

                 7.6. Statement of Accounts. Each participant will be furnished with a statement reflecting the condition of his accounts in the trust fund as of the last day of each plan year or more frequently, if so provided by the committee. No participant, except one authorized by the committee, shall have the right to inspect the records reflecting the accounts of any other participant.

                 7.7. Contribution Limitations. Notwithstanding any provisions in the plan to the contrary, for plan years beginning January 1, 1987, the following limitations shall apply to each participant in the plan:

                 (a) If such participant is not an active participant in any other defined contribution or defined benefit plan (as defined in Section 415(k) of the Internal Revenue Code of 1986) maintained by an employer or a controlled group member which is not an employer, the maximum "annual additions" (as defined below) to such participant's accounts for any plan year shall not exceed the lesser of $30,000 (or, if greater, 1/4 of the dollar limitation in effect under Section 415(b)(1)(A) of the Code for the calendar year which begins with or within that plan year) or 25 percent of the participant's compensation for the plan year. A participant's "annual additions" shall mean the sum of (i) employer contributions to be allocated and credited to his employer account for the year, (ii) any forfeitures to be allocated and credited to his employer account for the year, (iii) any income deferral contributions credited to his deferral account for the year, and (iv) participant contributions credited to his savings account for such year (subject to Section 4). For purposes of this subsection, "compensation" means compensation as defined for purposes of Section 415 of the Internal Revenue Code.

                 (b) If such participant is an active participant in any other defined contribution plan maintained by an employer or a controlled group member which is not an employer, the maximum "annual additions" provided in subparagraph
                          (a) above shall apply to this plan and all such other defined contribution plans as if all such plans were one plan.

                 (c) If such participant is an active participant in any other defined benefit plan maintained by an employer or a controlled group member which is not an employer, the limitation provided in subparagraph (a) or (b) above, whichever is applicable, shall apply, and, in addition, the following additional limitation shall be applicable. If such participant's "defined contribution fraction" (as described below) when added to his "defined benefit fraction," determined under such other defined benefit plan as of the end of each plan year, exceeds 1.0 as calculated under
                          Section 415(e) of the Code, the annual additions under this plan, the annual additions under such other defined contribution plan, or the annual benefit expected to be paid under the defined benefit plan shall be adjusted, in the sole discretion of the plan administrators under the plans, so that the defined contribution fraction when added to the defined benefit fraction will not exceed 1.0. A participant's defined contribution fraction as of the end of any plan year shall consist of a numerator which is the sum of the annual additions to such participant's accounts for all years, computed under subparagraph (a) or (b) above, whichever is applicable, and the denominator of which is the sum of the adjusted limitations for each year of such participant's service with the employers or controlled group members. For purposes of this subparagraph the "adjusted limitation" for a year shall mean the lesser of: (i) $30,000 (or, if greater, 1/4 of the dollar limitation in effect under
                          Section 415(b)(1)(A) of the Code for the calendar year which begins with or within that plan year) multiplied by 125 percent and, (ii) 25 percent of such participant's compensation for such year multiplied by 140 percent.

If, as a result of the limitations provided above, any contributions cannot be credited to a participant's deferral account, the committee, after consulting with the participant, may in its sole discretion:

                 (a) Reduce any future income deferral contributions to be made by the participant for such plan year.

                 (b) Return to the participant any income deferral contributions which, because of the limitations contained in this subsection, cannot be credited to his accounts for the year, along with any interest or earnings allocable thereto.

Any employer matching contributions which cannot be credited to a participant's accounts because of the foregoing limitations will be used to reduce employer matching contributions for the next plan year (and succeeding plan years in order of time).

                 7.8. Investment Funds. The trust fund shall consist of such investment fund(s) as the committee shall determine from time to time. Pending investment, reinvestment or distribution as provided in the plan, the trustee may temporarily retain the assets of any one or more of the investment funds in cash, commercial paper, short-term obligations or undivided interests or participations in common or collective short-term investment funds. Any investment fund may be partially or totally invested in any common or commingled trust fund, in any group annuity, deposit administration or separate account contract issued by a legal reserve life insurance company which is invested generally in property of the kind specified for the investment fund, in mutual funds, or in any other property so specified by the committee. The committee, in its discretion, may direct the trustee to establish investment funds or terminate investment funds as it shall from time to time consider appropriate and in the best interest of participants. The funds established hereunder may be referred to collectively as the "investment funds" and individually as an "investment fund." Investment funds will be described in materials provided under the summary plan description for this plan or in investment materials supplementing the summary plan description. Each participant may elect to have a percentage (in increments of 1%) or all of his income deferral contributions and matching employer contributions invested in one or more investment funds determined by the committee from time to time. A participant may change a percentage designation made by him with respect to the investment of his accounts and such change of designation will apply to any amounts credited to such accounts on and after the date that such change is implemented by the trustee. If no new election is in effect with respect to a participant, such participant's income deferral contributions and matching employer contributions will be invested according to the most recent election made by such participant. Notwithstanding the foregoing, for the period beginning July 2, 1992 and ending December 31, 1993, each election was effective on the January 1 or July 1 (after all adjustments as of the next preceding accounting date were made) immediately following the date such election was filed. Subject to any restrictions on the transfer from or to a particular investment fund which may be established by the committee, each participant may elect to transfer amounts credited to his account under one investment fund to his account under any other investment fund, in increments of 1% of such participant's account balances. Such transfers (the number and freqency of which shall be established from time to time by the committee) will occur as of any accounting date or as soon as practicable thereafter provided that the participant makes his transfer election according to procedures established by the committee for this purpose. Subject to such rules and restrictions as the committee may establish, any election described in this subsection shall be made pursuant to one of the following methods as determined by the committee in its sole discretion: (i) in writing, by filing a written election form specified by the committee, (ii) by telephone (to the extent permitted by law), through a telephone system designated by the committee for this purpose, or (iii) by any other method (to the extent permitted by law) designated by the committee. If the committee in its discretion determines that elections under this subsection shall be made in a manner other than in writing, any participant who makes an election pursuant to such method shall receive written confirmation of such election; further, any such election and confirmation will be the equivalent of a writing for all purposes.

                 7.9. Transition Rules. Notwithstanding any plan provisions to the contrary, the following transition rules shall apply with respect to plan investments and accounting:

                 (a) The subaccounts of any participant invested in the Equity Fund and the Balanced Fund offered under the plan immediately prior to April 1, 1994 (and commonly referred to as the Twentieth Century Fund and the Strong Total Return Fund) will be transferred effective as of such date to the Fidelity Magellan Fund, and the subaccounts of any participant invested in the Interest Income Fund will be maintained in such fund, but such fund will be merged with and renamed the Fidelity Managed Income Portfolio (Blended with Existing GICs).

                 (b) The accounting provisions of the plan in effect prior to April 1, 1994, including procedures for participant investment elections and any other plan provisions affected thereby, shall continue to apply for any reasonable period of time after January 1, 1994 as the committee may consider necessary and desirable for transition purposes until the committee fully implements the provisions of the plan as of April 1, 1994.

                                   SECTION 8
                          Payment of Account Balances

                 8.1. Retirement, Disability or Death. If a participant's employment with all of the employers and controlled group members is terminated because of retirement or disability under subparagraph 6.1(a), (b) or (c), or if a participant dies while in the employ of an employer, the balances in all of his accounts as at the accounting date coincident with or next following his termination date (after all adjustments required under the plan as of that date have been made) shall be nonforfeitable and shall be distributable to him or, in the event of his death, to his beneficiary, under subsection 8.4.

                 8.2. Resignation or Dismissal. If a participant resigns or is dismissed from the employ of all of the employers before retirement or disability under subparagraph 6.1(a), (b) or (c), the balances in his deferral account and savings account as at the accounting date coincident with or next following his termination date (after all adjustments required under the plan as of that date have been made) shall be nonforfeitable and shall be distributable to him under subsection 8.4. The balance in his employer account as at the accounting date coincident with or next following his termination date (after all adjustments required under the plan as of that date have been made) shall be reduced to an amount computed in accordance with the following schedule:

                 (a) All matching employer contributions made prior to July 1, 1992 and allocated to Employer Account 1 are 100% vested.

                 (b) All matching employer contributions made on or after July 1, 1992 and allocated to Employer Account 2 are vested in accordance with the following schedule:

                   Years of continuous
                   employment under       Vested Percentage of
                   subsection 2.2         employer account
                   -------------------    --------------------
                          Less than 1                    0%
                          1 to 2                        20%
                          2 to 3                        40%
                          3 to 4                        60%
                          4 to 5                        80%
                          5 or more                    100%

The resulting balance in his employer account shall be distributable to the participant under subsection 8.4.

                 8.3. Forfeitures. As of the accounting date coincident with the end of the plan year in which distribution of a participant's benefits occurs (or in which the participant incurs five consecutive one-year breaks in service, if earlier), the amount by which the participant's employer account is reduced under subsection 8.2 shall be treated as a "forfeiture." Prior to that date, all of a participant's accounts shall be subject to adjustment under subsection 7.1. A forfeiture will be used to reduce the employer's contribution otherwise required under subsection 5.1 and shall be credited to the employer accounts of other participants in accordance with that subsection. If a participant has received a distribution of his benefits and is reemployed by an employer or controlled group member before he incurs five consecutive one-year breaks in employment, any forfeiture attributable to such participant shall be recredited to such participant's employer account on the accounting date coincident with or next following the date of such participant's reemployment if such participant repays to the trustee within five years of his date of reemployment the total amount of his distribution from his employer account.

                 8.4. Manner of Distribution. After each participant's termination date, and subject to the conditions set forth below and in subsections 8.5 and 8.9, distribution of the net credit balance in the participant's accounts will be made to or for the benefit of the participant or, in the case of his death, to or for the benefit of his beneficiary, in the following method:

                 (a)      By payment in a lump sum; or

                 (b) In the case of a participant (or beneficiary) with an account balance on January 1, 1989, by payment in a series of quarterly installments over a period of fifteen years (or, if less, the life expectancy of the participant and his designated beneficiary; provided that, if such beneficiary is not the participant's spouse and is more than ten years younger than the participant, the installments shall be paid over a period not exceeding the joint life expectancy of the participant and a beneficiary ten years younger than the participant).

The participant may elect the method of distributing his benefits to him. The life expectancy of a participant, his spouse or his designated beneficiary shall be determined by use of the expected return multiples contained in the regulations issued under Section 72 of the Internal Revenue Code. Life expectancies shall not be recalculated. If a participant dies after his required commencement date (as defined in subsection 8.5), the remaining portion of his benefits will be distributed over a period not exceeding the period over which payments were being made to the participant.
If a participant dies before his required commencement date, his benefits will be distributed over a period not exceeding the greatest of:

                 (i)      Five years from the death of the participant;

                 (ii) In the case of payments to a designated beneficiary other than the participant's spouse, the life expectancy of such beneficiary, provided payments begin within one year of the participant's death; or

                 (iii) In the case of payments to the participant's spouse, the life expectancy of such spouse, provided payments begin by the date the participant would have attained age 70-1/2.

Any participant who elected by filing a written designation with the committee prior to January 1, 1984 to have distribution of his account balances made in accordance with the terms and provisions of the plan as in effect immediately before January 1, 1984 will have distributions made in accordance with such election. All distributions under the plan shall comply with the requirements of Section 401(a)(9) of the Code and the regulations thereunder.

                 8.5. Commencement of Distributions. Except as provided in the following sentence, payment of a participant's benefits will be made (or installment payments will commence) within a reasonable time after his termination date, but not later than 60 days after (a) the end of the plan year in which his termination date occurs, or (b) such later date on which the amount of the payment can be ascertained by the committee. For purposes of this subsection, if the value of a participant's nonforfeitable account balance is zero, the participant shall be deemed to have received a distribution of such nonforfeitable account balance. Notwithstanding the foregoing, no distribution will be made to a participant without the participant's written consent prior to the participant's normal retirement date (as defined in subparagraph 6.1(a)) if the nonforfeitable balance in his accounts at his termination date (after any required adjustments) exceeds or ever has exceeded $3,500. If a participant does not consent to a distribution at the time of his termination of employment, his benefits shall continue to be held under the plan until his normal retirement date. Distribution of a participant's benefits shall be made by April 1 of the calendar year next following the calendar year in which the participant attains age 70-1/2 (his "required beginning date") unless such participant's election under subsection 8.4 prior to January 1, 1984 is in effect.

                 8.6. Designation of Beneficiary. Each participant from time to time, by signing a form furnished by the committee, may designate any person or persons (who may be designated concurrently, contingently or successively) to whom his benefits are to be paid if he dies before he receives all of his benefits. A beneficiary designation form will be effective only when the form is filed with the committee while the participant is alive and will cancel all beneficiary designation forms previously filed with the committee. Notwithstanding the foregoing, if a participant is legally married at his death, his spouse will be the sole beneficiary for any benefits payable under the plan upon the participant's death unless such spouse consents to another designated beneficiary (or the consent of the spouse expressly permits any designations or changed designations by the participant without any requirement of further consent by the spouse). Such a consent will be effective only if it acknowledges the specific beneficiary and the effect of the beneficiary designation and is witnessed by a plan representative or a notary public. If a participant designates someone other than (or in addition to) his spouse as his primary beneficiary, and his spouse does not (or cannot) consent and is living at his death, the participant's beneficiary designation shall be ineffective, and his benefits shall be distributed to his spouse. If a deceased participant failed to designate a beneficiary as provided above, or if the designated beneficiary dies before the participant or before com-plete payment of the participant's benefits, the committee, in its discretion, may direct the trustee to pay the participant's benefits as follows:

                 (a) To or for the benefit of any one or more of his relatives by blood, adoption or marriage and in such proportions as the committee determines; or

                 (b) To the legal representative or representatives of the estate of the last to die of the participant and his designated beneficiary.

The term "designated beneficiary" as used in the plan means the person or persons (including a trustee or other legal representative acting in a fiduciary capacity) designated by a participant as his beneficiary in the last effective beneficiary designation form filed with the committee under this subsection and to whom a deceased participant's benefits are payable under the plan. The term "beneficiary" as used in the plan means the natural or legal person or persons to whom a deceased participant's benefits are payable under this subsection. The term "spouse" as used in this subsection means the spouse to whom the participant was married at the earlier of the date of his death or the date payment of his benefits commenced, and who is living at the date of the participant's death.

                 8.7. Missing Participants or Beneficiaries. Each participant and each designated beneficiary must file with the committee from time to time in writing his post office address and each change of post office address. Any communication, statement or notice addressed to a participant or beneficiary at his last post office address filed with the committee, or if no address is filed with the committee then, in the case of a participant, at his last post office address as shown on the employer's records, will be binding on the participant and his beneficiary for all purposes of the plan. Neither the employers nor the committee will be required to search for or locate a participant or beneficiary. If the committee notifies a participant or beneficiary that he is entitled to a payment and also notifies him of the provisions of this subsection, and the participant or beneficiary fails to claim his benefits or make his whereabouts known to the committee within three years after the notification, the benefits of the participant or beneficiary will be disposed of, to the extent permitted by applicable law, as follows:

                 (a) If the whereabouts of the participant then is unknown to the committee but the whereabouts of the participant's spouse then is known to the committee, payment will be made to the spouse;

                 (b) If the whereabouts of the participant and his spouse, if any, then is unknown to the committee but the whereabouts of the participant's designated beneficiary then is known to the committee, payment will be made to the designated beneficiary;

                 (c) If the whereabouts of the participant, his spouse and the participant's designated beneficiary then is unknown to the committee but the whereabouts of one or more relatives by blood, adoption or marriage of the participant is known to the committee, the committee may direct the trustee to pay the participant's benefits to one or more of such relatives and in such proportions as the committee decides; or

                 (d) If the whereabouts of such relatives and the participant's designated beneficiary then is unknown to the committee, the benefits of such participant or beneficiary will be disposed of in an equitable manner permitted by law under rules adopted by the committee.


                 8.8. Facility of Payment. When a person entitled to benefits under the plan is under legal disability, or in the committee's opinion, is in any way incapacitated so as to be unable to manage his financial affairs, the committee may direct the trustee to pay the benefits to such person's legal representative, or to a relative or friend of such person for such person's benefits, or the committee may direct the application of such benefits for the benefit of such person. Any payment made in accordance with the preceding sentence shall be a full and complete discharge of any liability for such payment under the plan.

                 8.9. Direct Transfer of Eligible Rollover Distributions. Effective as of January 1, 1993, if payment of benefits to an "eligible distributee" (i.e., a participant, a participant's surviving spouse, or the spouse or former spouse of the participant who is an alternate payee under a qualified domestic relations order (as defined in Section 414(p) of the Internal Revenue Code)) constitutes an eligible rollover distribution under
Section 402(c)(4) of the Internal Revenue Code, then the eligible distributee may elect to have such distribution paid directly to an eligible retirement plan described in Section 402(c)(8)(B) of the Internal Revenue Code (except that, in the case of an eligible rollover distribution to a participant's surviving spouse, the definition of an "eligible retirement plan" is limited to an individual retirement account or individual retirement annuity). Each election by an eligible distributee under this subsection 8.9 shall be made at such time and in such manner as the committee shall determine, and shall be effective only in accordance with such rules as shall be established from time to time by the committee.

                 8.10. Distribution to Alternate Payees. The committee may direct the trustee to distribute benefits to an alternate payee on the earliest date specified in a qualified domestic relations order, without regard to whether such distribution is made or commences prior to the participant's earliest retirement age (as defined in Section 414(p)(4)(B) of the Internal Revenue Code) or the earliest date that the participant could commence receiving benefits under the plan.

                                   SECTION 9
                             Loans and Withdrawals

                 9.1 Loans to Participants. While it is the primary purpose of the plan to accumulate funds for participants when they retire, it is recognized that under some circumstances it is in the best interests of participants to permit loans to be made to them. Accordingly, the trustee, pursuant to such rules as the committee may from time to time establish and upon application by a participant supported by such evidence as the committee may request, may make a loan to a participant subject to the following:

                 (a) Subject to the provisions of this subsection, each participant may borrow from his accounts by notifying the trustee according to such procedures as the committee may determine from time to time. Effective October 19, 1989, the minimum amount which can be borrowed for any loan will be $1,000. Each participant must agree to have such loan repaid through payroll deduction in equal semi-monthly or weekly installments, as established by the committee. The committee may charge a loan processing fee in such amount as the committee determines. Except for special rules in effect for participants in the plan prior to July 1, 1990, if a participant has a loan outstanding, such participant may borrow additional amounts from the plan only if the prior loan is repaid in full. Partial prepayment of principal will not be permitted, but after the first three months of a loan period the entire unpaid balance of a loan and the accrued interest thereon may be repaid.

                 (b) The principal amount of any loan made to a participant, when added to the outstanding balance of all other loans made to the participant from all qualified plans maintained by the employers, shall not exceed the lesser of: (i) $50,000, reduced by the excess, if any, of the highest outstanding balance during the one-year period ending immediately preceding the date of the loan over the outstanding balance on the date of the loan; or (ii) 50 percent of the amount to which the participant would be entitled under all such plans if he were to terminate his employment with the employers on the date the loan is made.

                 (c) Each loan must be evidenced by a written note in a form approved by the committee, shall bear interest at a reasonable rate specified by the committee, shall provide for repayment of principal and interest by regular payroll deduction (but, in any event, not less frequently than quarterly) and shall be secured by the participant's account balances.

                 (d) Each loan shall specify a repayment period which shall not be more than 60 months for general purposes and not more than 180 months for loans used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as the principal residence of the participant. Amounts borrowed by the participant will be charged to the accounts of the participant in the following order: first, his deferral account, next, his employer account, next, his rollover account, and finally, his savings account. Amounts charged to each participant's account shall be charged to the investment fund subaccounts on a pro rata basis. Amounts repaid by the participant will be recredited to the participant's accounts in the following order: first, his savings account, next, his rollover account, next, his employer account, and finally, his deferral account. Amounts recredited to each participant's account shall be credited to the investment fund subaccounts in the same proportion as the amounts allocated to each investment fund subaccount of the participant on the date the loan amounts are recredited.

                 (e) If, on a participant's termination date, any loan or portion of a loan made to him under the plan, together with the accrued interest thereon, remains unpaid, the entire amount of the unpaid loan and accrued interest shall be due and payable by the participant; provided that, if such amount is not repaid, an amount equal to such loan or any part thereof, together with the accrued interest thereon, shall be charged to the participant's accounts after all other adjustments required under the plan, but before any distribution pursuant to subsection 8.4.

                 (f) Any loan made under the plan on or before December 31, 1986 shall be governed by the terms and conditions of the plan as in effect on the date of such loan. This subparagraph shall not apply to any loans renegotiated, extended, revised or renewed after December 31, 1986.


                 9.2. Withdrawal of Participant Contributions. A participant may elect to withdraw any portion of his savings account, but not less than the lesser of (i) $500.00 or (ii) his entire savings account balance. Each election by a participant under this subsection shall be made at such time and in such manner as the committee shall determine.

                 9.3. Withdrawal of Income Deferral Contributions. With the consent of the committee, a participant may elect to withdraw any income deferral contributions made by such participant necessary because of a "hardship" (as defined below) causing an immediate and heavy financial need on the partici-pant. For purposes of this subsection a hardship shall include:

                 (a) Medical expenses incurred (or not yet incurred but necessary to obtain such medical care) by the participant, the participant's spouse or the participant's dependents (as defined in Section 152 of the Internal Revenue Code) which are not reimbursed by insurance;

                 (b) Purchase of a principal residence for the participant, excluding mortgage payments;

                 (c) Payment of tuition and related educational fees for the next twelve months of post-secondary education for the participant or the participant's spouse, children or dependents; or

                 (d) The need to prevent the eviction of the participant from his principal residence or foreclosure under the mortgage on the participant's principal residence.

A withdrawal will be considered necessary to satisfy an immediate and heavy financial need only if (i) the distribution does not exceed the amount necessary for the immediate and heavy financial need of the participant (which amount may include amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the withdrawal); (ii) the participant has received all other available distributions and loans under this plan or any other qualified retirement plan maintained by the employers;
(iii) the participant may not make income deferral contributions to the plan for the twelve-month period after receipt of the hardship distribution; and
(iv) the participant may not make income deferral contributions for the calendar year following the calendar year in which such hardship withdrawal is made in excess of the maximum permissible income deferral contributions which can be made for such year reduced by the amount of income deferral contributions withdrawn by the participant in the prior calendar year. Each such election shall be in writing, shall be filed with the committee at such time and in such manner as the committee shall determine and shall be effective in accordance with such rules as the committee may establish from time to time.

                 9.4. Withdrawals After Age 59-1/2. A participant who has attained age 59-1/2 may elect to withdraw any portion or all of his account balances while continuing to be employed by the employers. Each election by a participant under this subsection shall be made at such time and in such manner as the committee shall determine.

                                   SECTION 10
                              Prior Plan Accounts

                 Subject to such rules and requirements as the committee may establish, a participant may direct the trustee to receive a rollover amount (as described in Section 402(a)(5) or Section 408(d)(3) of the Code) or the direct transfer of an eligible rollover distribution (as described in Section 402(c)(4) of the Code) attributable to such participant's participation in any other qualified pension or profit sharing plan under Section 401(a) of the Code. Any such rollover amount or direct transfer of an eligible rollover distribution shall be credited to a separate account in the participant's name and will be subject to all provisions of the plan affecting participants' accounts, except that no income deferral contributions, employer contributions or forfeitures will be credited to such account.

                                   SECTION 11
                                 The Committee

                 11.1. Membership. A committee consisting of three or more persons (who may but need not be employees of the employers) shall be appointed by the company.

                 11.2.  Committee's General Powers, Rights and Duties.
Except as otherwise specifically provided and in addition to the powers, rights and duties specifically given to the committee elsewhere in the plan and the trust agreement, the committee shall have the following discretionary powers, rights and duties:

                 (a) To select a secretary, if it believes it advisable, who may but need not be a committee member.

                 (b) To determine all questions arising under the plan, including the power to construe disputed, doubtful or uncertain terms, to determine the rights or eligibility of employees or participants and any other persons to benefits under the plan, and the amount of their benefits under the plan, to interpret and apply the plan provisions, and to remedy ambiguities, inconsistencies or omissions.

                 (c) To adopt such rules or procedures and regulations as in its opinion may be necessary for the proper and efficient administration of the plan and as are consistent with the plan and trust agreement.

                 (d) To enforce the plan in accordance with the terms of the plan and the trust agreement and the rules and regulations adopted by the committee.

                 (e) To direct the trustee as respects payments or distributions from the trust fund in accordance with the provisions of the plan.

                 (f) To furnish the employers with such information as may be required by them for tax or other purposes in connection with the plan.

                 (g) To employ agents, attorneys, accountants or other persons (who also may be employed by the employers) and to allocate or delegate to them such powers, rights and duties as the committee may consider necessary or advisable to properly carry out administration of the plan, provided that such allocation or delegation and the acceptance thereof by such agents, attorneys, accountants or other persons, shall be in writing.


                 11.3. Manner of Action. During a period in which two or more committee members are acting, the following provisions apply where the context admits:

                 (a) A committee member by writing may delegate any or all of his rights, powers, duties and discretions to any other member, with the consent of the latter.

                 (b) The committee members may act by meeting or by writing signed without meeting, and may sign any document by signing one document or concurrent documents.

                 (c) An action or a decision of a majority of the members of the committee as to a matter shall be as effective as if taken or made by all members of the committee.

                 (d) If, because of the number qualified to act, there is an even division of opinion among the committee members as to a matter, a disinterested party selected by the committee shall decide the matter and his decision shall control.

                 (e) Except as otherwise provided by law, no member of the committee shall be liable or responsible for an act or omission of the other committee members in which the former has not concurred.

                 (f) The certificate of the secretary of the committee or of a majority of the committee members that the committee has taken or authorized any action shall be conclusive in favor of any person relying on the certificate.


                 11.4. Interested Committee Member. If a member of the committee is also a participant in the plan, he may not decide or determine any matter or question concerning distributions of any kind to be made to him or the nature or mode of settlement of his benefits unless such decision or determination could be made by him under the plan if he were not serving on the committee.

                 11.5. Resignation or Removal of Committee Members. A member of the committee may be removed by the company at any time by 10 days' prior written notice to him and the other members of the committee. A member of the committee may resign at any time by giving 10 days' prior written notice to the company and the other members of the committee. The company may fill any vacancy in the membership of the committee; provided, however, that if a vacancy reduces the membership of the committee to less than three, such vacancy shall be filled as soon as practicable. The company shall give prompt written notice thereof to the other members of the committee. Until any such vacancy is filled, the remaining members may exercise all of the powers, rights and duties conferred on the committee.

                 11.6. Committee Expenses. All costs, charges and expenses reasonably incurred by the committee will be paid by the employers in such proportions as the company may direct. No compensation will be paid to a committee member as such.

                 11.7. Information Required by Committee. Each person entitled to benefits under the plan shall furnish the committee with such documents, evidence, data or information as the committee considers necessary or desirable for the purpose of administering the plan. The employers shall furnish the committee with such data and information as the committee may deem necessary or desirable in order to administer the plan. The records of the employers as to an employee's or participant's period of employment, termination of employment and the reason therefor, leave of absence, reemployment, compensation and adjusted compensation will be conclusive on all persons unless determined to the committee's satisfaction to be incorrect.

                 11.8. Uniform Rules. The committee shall administer the plan on a reasonable and nondiscriminatory basis and shall apply uniform rules to all persons similarly situated.

                 11.9. Review of Benefit Determinations. The committee will provide notice in writing to any participant or beneficiary whose claim for benefits under the plan is denied and the committee shall afford such participant or beneficiary a full and fair review of its decision if so requested.

                 11.10. Committee's Decision Final. Subject to applicable law, any interpretation of the provisions of the plan and any decisions on any matter within the discretion of the committee made in good faith shall be binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known and the committee shall make such adjustment on account thereof as it considers equitable and practicable.

                                   SECTION 12
                               General Provisions

                 12.1. Additional Employers. Any United States subsidiary of the company may adopt the plan and become a party to the trust agreement by:

                 (a) Filing with the company, the committee and the trustee a written instrument to that effect; and

                 (b) Filing with the committee and the trustee a certified copy of a resolution of the company's Board of Directors consenting to such action.


                 12.2. Action by Employers. Any action required or permitted to be taken by an employer under the plan shall be by resolution of its Board of Directors, by resolution of a duly authorized committee of its Board of Directors, or by a person or persons authorized by resolution of its Board of Directors or such committee.

                 12.3. Waiver of Notice. Any notice required under the plan may be waived by the person entitled to such notice.

                 12.4. Controlling Law. Except to the extent superseded by laws of the United States, the laws of Illinois shall be controlling in all matters relating to the plan.

                 12.5. Employment Rights. The plan does not constitute a contract of employment, and participation in the plan will not give any employee the right to be retained in the employ of an employer, nor any right or claim to any benefit under the plan, unless such right or claim has specifically accrued under the terms of the plan.

                 12.6. Litigation by Participants. If a legal action begun against the trustee, an employer or the committee or any member thereof by or on behalf of any person results adversely to that person, or if a legal action arises because of conflicting claims to a participant's or other person's benefits, the cost to the trustee, the employers or the committee or any member thereof of defending the action will be charged to the extent permitted by law to the sums, if any, which were involved in the action or were payable to the person concerned.

                 12.7. Interests Not Transferable. The interests of persons entitled to benefits under the plan are not subject to their debts or other obligations and, except as may be required by the tax withholding provisions of the Internal Revenue Code or any state's income tax act, may not be voluntarily or involuntarily sold, transferred, alienated, assigned or encumbered, except as otherwise provided in Section 401(a)(13) of the Code.

                 12.8. Absence of Guaranty. Neither the committee nor the employers in any way guarantee the trust fund from loss or depreciation. The liability of the trustee or the committee to make any payment under the plan will be limited to the assets held by the trustee which are available for that purpose.

                 12.9. Evidence. Evidence required of anyone under the plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

                 12.10. Leased Employees. A leased employee (as defined below) shall not be eligible to participate in the plan. A leased employee means any person who is not an employee of an employer but who has provided services to an employer of the type which have historically (within the business field of the employers) been provided by employees on a substantially full-time basis for a period of at least one year pursuant to an agreement between an employer and a leasing organization. The period during which a leased employee performs services for an employer shall be taken into account for purposes of subsection 2.2 of the plan unless (i) such leased employee is a participant in a money purchase pension plan maintained by the leasing organization which provides a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, immediate participation for all employees and full and immediate vesting and (ii) leased employees do not constitute more than twenty percent (20%) of the employer's nonhighly compensated work force.

                                   SECTION 13
                           Amendment and Termination

                 13.1. Amendment. While the employers expect and intend to continue the plan, the company reserves the right to amend the plan from time to time, except as follows:

                 (a) The duties and liabilities of the committee cannot be changed substantially without its consent;

                 (b) No amendment shall reduce the accrued benefit (as defined in Section 411(d)(6) of the Code) the participant would be entitled to receive if he had resigned from the employ of all the employers on the date of the amendment; and

                 (c) Except as provided in subsection 5.5, under no condition shall an amendment result in the return or repayment to any employer of any part of the trust fund or the income from it or result in the distribution of the trust fund for the benefit of anyone other than persons entitled to benefits under the plan.


                 13.2. Termination. The plan will terminate as to all employers (i) on any date specified by the company if thirty days' advance written notice of the termination is given to the committee, the trustee and the other employers or (ii) on the date that contributions by all employers are completely discontinued under the plan. A partial termination of the plan may occur as to an individual employer or as to a group or class of employees on any date so specified by the company or as required by law.

                 13.3. Reorganizations. No plan termination will occur solely as a result of the judicially declared bankruptcy or insolvency of an employer, or the dissolution, merger, consolidation or reorganization of an employer, or the sale by that employer of all or substantially all of its assets, or the termination or complete discontinuance of contributions by any one employer. However, arrangements may be made with the consent of the company whereby the plan will be continued by any successor to that employer or any purchaser of all or substantially all of its assets, in which case the successor or purchaser will be substituted for that employer under the plan and the trust agreement; provided that, if an employer is merged, dissolved, or in any other way organized into, or consolidated with, any other employer, the plan as applied to the former employer will automatically continue in effect without a termination thereof.

                 13.4. Vesting and Distribution on Termination. On termination or partial termination of the plan, the date of termination will be a "special accounting date" and, after all adjustments then required have been made, each affected participant's benefits will be nonforfeitable. If, on termination of the plan, the participant remains an employee of an employer, the amount of his benefits shall be retained in the trust fund until his termination of employment with all of the employers and then shall be paid to him in accordance with the provisions of subsection 8.4. In the event that the participant's employment with all of the employers is terminated coincident with the termination of the plan, his benefits shall be paid to him in a lump sum, subject to the provisions of subsection 8.4.

                 13.5. Notice of Amendment or Termination. Participants will be notified of an amendment or termination of the plan within a reasonable time.

                 13.6. Plan Merger, Consolidation, Etc. In the case of any merger or consolidation of this plan with, or the transfer of assets or liabilities of this plan to, any other plan, each participant's benefits if such plan terminated immediately after such merger, consolidation or transfer shall be equal to or greater than the benefits he would have been entitled to receive if this plan had terminated immediately before the merger, consolidation or transfer.

                                   SECTION 14
                                Top-Heavy Rules

                 14.1. Purpose and Effect. The purpose of this Section is to comply with the requirements of Section 416 of the Code. The provisions of this Section shall be effective for each plan year in which the plan is a "top-heavy plan" within the meaning of Section 416(g) of the Code.

                 14.2. Top-Heavy Plan. In general, the plan will be top-heavy plan for any plan year if, as of the last day of the preceding plan year (the "determination date"), the sum of the amounts in (a), (b) and (c) below for key employees (defined below and in Section 416(i)(1) of the Code) exceeds 60 percent of the sum of such amounts for all employees who are covered by a defined contribution plan or defined benefit plan which is aggregated in accordance with subsection 14.4 below:

                 (a) The aggregate account balances of participants under this plan.

                 (b) The aggregate account balances of participants under any other defined contribution plan included in subsection 14.4.

                 (c) The present value of cumulative accrued benefits of participants calculated under any defined benefit plan included in subsection 14.4.


In determining the account balances of participants under this plan (i) such participant's account balances shall be increased by the aggregate distributions, if any, made with respect to the participant during the 5-year period ending on the determination date (including distributions under a terminated plan which, if it had not been terminated, would have been included in subsection 14.4), (ii) the account balances of a participant who was previously a key employee, but who is no longer a key employee, shall be disregarded, (iii) the accounts of a beneficiary of a participant shall be considered accounts of the participant and (iv) the account balances of a participant who has not performed any services for an employer during the 5-year period ending on the determination date shall be disregarded.

                 14.3. Key Employee. In general, a "key employee" is an employee who, at any time during the plan year ending on the determination date or during any of the four preceding plan years, is:

                 (a) an officer of an employer or a controlled group member whose compensation (as defined in Section 414(q)(7) of the Code) exceeds fifty percent (50%) of the dollar limitation specified in Section 415(b)(1)(A) of the Code for a plan year (including only the greater of three or ten percent of the total employees of the employer and controlled group members but not exceeding 50);

                 (b) one of the ten employees owning the largest interests in an employer and all other controlled group members whose compensation (as defined in Section 414(q)(7) of the Code) exceeds the dollar limitation specified in Section 415(c)(1)(A) of the Code;

                 (c) a 5 percent owner of an employer or controlled group member; or

                 (d) a 1 percent owner of an employer or controlled group member receiving annual compensation from the employer and all other controlled group members of more than $150,000.

A "key employee" for purposes of any other plan included in subsection 14.4 means a key employee as determined in accordance with such plan.

                 14.4. Aggregated Plans. Each other defined contribution plan and defined benefit plan maintained by an employer or controlled group member which covers a "key employee" as a participant or which is maintained by such employer or controlled group member in order for a plan covering a key employee to be qualified shall be aggregated in determining whether this plan is top-heavy. In addition, any other defined contribution or defined benefit plan of an employer or controlled group member may be included if all such plans which are included when aggregated will not discriminate in favor of officers, shareholders or highly compensated employees.

                 14.5. Minimum Contributions. For any plan year in which the plan is a top-heavy plan, the employer contribution and forfeitures, if any, credited to each participant who is not a key employee shall not be less than three percent (3%) of such participant's compensation (within the meaning of Section 415 of the Internal Revenue Code) for that year. In no event, however, shall the employer contribution and forfeitures credited in any year to a participant who is not a key employee (expressed as a percentage of such participant's compensation) exceed the maximum employer contribution and forfeitures credited in that year to a key employee (expressed as a percentage of such key employee's compensation up to $200,000 or such greater amount as may be determined by the Commissioner of Internal Revenue for that plan year). Income deferral contributions and employer matching contributions made on behalf of non-key employees shall not be taken into account for purposes of determining the minimum employer contribution requirements of this subsection.

                 14.7. Minimum Vesting. In any plan year in which the plan is a top-heavy plan, a participant's vested percentage in his employer account shall not be less than the percentage determined under the following table:

             Years of Continuous
                 Employment                                  Vested Percentage
             -------------------                             -----------------
                 Less than 2                                         0
                           2                                        20%
                           3                                        40
                           4                                        60
                           5                                       100


           14.8. No Duplication of Benefits. If a participant is covered by another plan maintained by an employer or controlled group member, appropriate modification may be made in the plan in accordance with regulations issued by the Internal

Revenue Service to prevent inappropriate duplication of minimum contributions or benefits under Section 416 of the Code.

           14.9. Adjustment of Combined Benefit Limitations. For any plan year in which the plan is a top-heavy plan, the determination of the defined contribution plan fraction and defined benefit plan fraction under subparagraph 7.7(c) of the plan shall be adjusted in accordance with the provisions of
Section 416(h) of the Code.

                                  SUPPLEMENT A

                              Participating Groups


                                                       Non-Union        Non-Union       Non-Union         Non-Union
        Location                       Salaried         Office         Warehouse        Drivers          Mechanics
        --------                       --------         ------         ---------        -------          ---------
 Allentown                                Yes             Yes              Yes             N/A               N/A
 Atlanta                                  Yes              No              No              N/A               N/A
 Baltimore Brush                          Yes             Yes              Yes             N/A               N/A
 Cary Insurance                           Yes             Yes              N/A             N/A               N/A
 Chicago                                  Yes             Yes              N/A             N/A               N/A
 Cleveland                                Yes              No              No              N/A               N/A
 Corsicana                                Yes             Yes              Yes             Yes               N/A
 Denver                                   Yes             Yes              Yes             Yes               Yes
 General Paint/                           Yes             Yes              Yes             N/A               N/A
   Blackhawk
 General Paint/Cary                       Yes             Yes              Yes             N/A               N/A
 General Power                            Yes             Yes              Yes             N/A               N/A
 Harvard Consolidation                    Yes             Yes              Yes             N/A               N/A
 Harvard Distribution                     Yes              No              No              N/A               N/A
 Harvard Garage                           Yes             Yes              N/A             N/A               Yes
 Henderson                                Yes             Yes              Yes             Yes               Yes
 Indianapolis                             Yes             Yes              Yes             N/A               N/A
 Kingman                                  Yes             Yes              Yes             Yes               N/A
 Kansas City                              Yes              No              No              N/A               N/A
 Manchester                               Yes              No              No              N/A               N/A
 Mankato                                  Yes             Yes              Yes             Yes               N/A
 Ocala                                    Yes             Yes              Yes             N/A               N/A
 Portland                                 Yes             Yes              Yes             N/A               N/A
 Woodland                                 Yes             Yes              Yes             Yes               N/A





                                      A-1